 Exhibit 99.1

Burlington Stores, Inc. Announces Resignation From its Board of Directors

Frank Cooper, III Resigning From the Board

BURLINGTON, N.J.; December 8, 2016 --(BUSINESS WIRE)-- Burlington Stores, Inc. (NYSE:BURL), a nationally recognized off-price retailer of high-quality, branded apparel at everyday low prices, today announced that Frank Cooper, III resigned from the Board of Directors, effective December 5, 2016.  Mr. Cooper has joined BlackRock, Inc., and in his new position will not be serving on public company boards.  Mr. Cooper served on Burlington’s Nominating and Corporate Governance Committee.  He joined Burlington’s Board of Directors in September 2014.

Following Mr. Cooper’s resignation, the Board will include nine members with significant experience across the financial, retail, marketing, and consumer products sectors, including Ted English, former President, Chief Executive Officer and Director of The TJX Companies, Inc. and current Executive Chairman of Bob’s Discount Furniture, Inc., who joined the Board in November.

Tom Kingsbury, President, CEO and Chairman of the Board, stated, “I want to thank Frank for his many contributions to the Board.  His steady guidance and wise counsel have played an important role in Burlington’s success.  While we are sorry to lose Frank, we wish him all the best in his new role at BlackRock, Inc.”

About Burlington Stores, Inc.

Burlington Stores, Inc., headquartered in New Jersey, is a nationally recognized off-price retailer with fiscal 2015 revenue of $5.1 billion. The Company is a Fortune 500 company and its common stock is traded on the New York Stock Exchange under the ticker symbol “BURL.” The Company operated 592 stores, inclusive of an internet store, in 45 states and Puerto Rico, principally under the name Burlington Stores, as of the end of the third quarter of fiscal 2016. The Company’s stores offer an extensive selection of in-season, fashion-focused merchandise at up to 65% off other retailers' prices, including women’s ready-to-wear apparel, menswear, youth apparel, baby, beauty, footwear, accessories, home and coats.

For more information about Burlington Stores, Inc., visit the Company's website at www.burlingtonstores.com.

Investor Relations Contacts:

Robert L. LaPenta, Jr.

855-973-8445
Info@BurlingtonInvestors.com

Allison Malkin

Melissa Calandruccio

ICR, Inc.

203-682-8225

Safe Harbor for Forward-Looking and Cautionary Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). All statements other than statements of historical fact included in this release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. We do not undertake to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in such statements will not be realized. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those we expected, including competition in the retail industry, seasonality of our business, adverse weather conditions, changes in consumer preferences and consumer spending patterns, import risks, inflation, general economic conditions, our ability to implement our strategy, our substantial level of indebtedness and related debt-service obligations, restrictions imposed by covenants in our debt agreements, availability of adequate financing, our dependence on vendors for our merchandise, events affecting the delivery of merchandise to our stores, existence of adverse litigation and risks, availability of desirable locations on suitable terms and other factors that may be described from time to time in our filings with the Securities and Exchange Commission (SEC). For each of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.